Exhibit 99.2

New River Provides Preclinical Test Results on NRP290

RADFORD, Va., June 1, 2005 -- Presenting today at the Friedman Billings Ramsey Ninth Annual Growth Investor Conference, management for New River Pharmaceuticals Inc. (Nasdaq: NRPH) provided an update on its pipeline. The presentation included results from preclinical testing on New River’s second compound under development, NRP290, a hydrocodone derivative for the treatment of pain.

RJ Kirk, New River’s president and CEO, and Krish Krishnan, CFO and COO, presented data at the conference that showed that the bioavailability of hydrocodone and hydromorphone levels in NRP290 when taken orally was comparable to hydrocodone bitartrate in dogs, but that there was reduced bioavailability of hydrocodone and hydromorphone at increasing doses of NRP290 when taken orally. The data also indicated that NRP290 had reduced bioavailability when taken by intranasal and intravenous routes, and resisted chemical and enzymatic extraction techniques.

The company also identified further preclinical research efforts using the company’s proprietary Carrierwave™ technology in the treatment of hypothyroidism and inflammation.

About New River

New River Pharmaceuticals Inc. is a specialty pharmaceutical company focused on developing novel pharmaceuticals that are safer and improved versions of widely-prescribed drugs, including amphetamines and opioids.

For further information on New River, please visit the Company's Web site at http://www.nrpharma.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains certain forward-looking information that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of New River Pharmaceuticals, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in the New River Pharmaceuticals Inc. annual report on Form 10-K, filed with the SEC on April 1, 2005; the progress or likelihood of success of our product research and development programs; the status of our preclinical and clinical development of potential drugs; the likelihood of success of our drug products in clinical trials and the regulatory approval process; our drug products’ efficacy, abuse and tamper resistance, onset and duration of drug action, ability to provide protection from overdose, ability to improve patients’ symptoms, and incidence of adverse events; the ability to develop, manufacture, launch and market our drug products; our projections for future revenues, profitability and ability to achieve certain sales targets; our estimates regarding our capital requirements and our needs for additional financing; the likelihood of obtaining favorable scheduling and labeling of our drug products; the likelihood of regulatory approval under Section 505(b)(2) under the Federal Food, Drug, and Cosmetic Act; our ability to develop safer and improved versions of widely-prescribed drugs using our Carrierwave ™ technology; and our ability to obtain favorable patent claims. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. New River Pharmaceuticals does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in New River Pharmaceuticals’ annual report on Form 10-K, filed with the SEC on April 1, 2005, as well as other public filings with the SEC.

Contacts:

The Ruth Group
John Quirk (investors)
646-536-7029
jquirk@theruthgroup.com

Zack Kubow (media)
646-536-7020
zkubow@theruthgroup.com